- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            KRUG INTERNATIONAL CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _____________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _____________________________________________________________________

     (4) Proposed maximum aggregate value of transaction: ____________________

     (5) Total fee paid: _____________________________________________________

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: _______________________________________________

     (2) Form, Schedule or Registration Statement No.: _________________________

     (3) Filing Party: _________________________________________________________

     (4) Date Filed: ___________________________________________________________

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900

                                                                   June 14, 1996

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:00 a.m., on Tuesday, July 16, 1996, at the Engineers Club of Dayton, 110 East Monument Avenue, Dayton, Ohio.

     The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 1996 Annual Report to Shareholders is also enclosed.

     We hope you will be able to attend the Meeting and meet and talk with your Corporation's management. As in the past, we will report on the operations of the Corporation and comment on matters of current interest. An informal question and answer period is also on our agenda.

     Whether or not you plan to attend the Annual Meeting, it would be most helpful if you would execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting and the Corporation will avoid the expense of follow-up letters to assure a quorum and the largest representation possible. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person.

                                          Sincerely,

                                          /s/ Maurice F. Krug
                                          MAURICE F. KRUG
                                          Chairman

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900

                               ------------------

                 NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 16, 1996

                               ------------------

To the Shareholders of
  KRUG INTERNATIONAL CORP.:

     The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 10:00 a.m., Eastern Daylight Savings Time, on Tuesday, July 16, 1996, at the Engineers Club of Dayton, 110 East Monument Avenue, Dayton, Ohio, for the purpose of considering and voting upon:

     1. Election of three directors for a two-year term;

     2. An amendment to the Corporation's Regulations making the Ohio Control Share Acquisition Statute inapplicable to the Corporation; and

     3. Such other business as may properly come before the meeting or any adjournment thereof.

     Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.

                                          By order of the Board of Directors.

                                          JAMES J. MULLIGAN
                                          Secretary

June 14, 1996

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900

                               ------------------

                                PROXY STATEMENT
                    FOR 1996 ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on July 16, 1996 and any adjournment thereof. The close of business on June 6, 1996 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were 5,101,206 Common Shares outstanding at the close of business on June 6, 1996.

     All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of W. E. Greenhalgh, Karen Brenner and Bernee D.L. Strom as directors of the Corporation and FOR adoption of the proposed amendment to the Regulations. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

     The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.

     This proxy statement and the accompanying proxy card were first mailed to shareholders on or about June 14, 1996.

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors is presently comprised of seven persons and is divided into two classes, with one class having four members and the other class three members. One class of directors is elected at each Annual Meeting of Shareholders for a term of two years.

     At the 1996 Annual Meeting, shareholders will elect three directors who will hold office until the Annual Meeting of Shareholders in 1998. Maurice F. Krug, who has been a director and Chief Executive Officer of the Corporation since its inception in 1959, and Earl T. O'Loughlin, who has been a director since 1987, are not standing for reelection. Accordingly, two new directors will be elected to fill their positions. The Board of Directors has nominated W. E. Greenhalgh, who is presently a director of the Corporation, and Karen Brenner and Bernee D.L. Strom, neither of whom is a director, for election to a term of office expiring at the 1998 Annual Meeting.

     It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of Mr. Greenhalgh, Ms. Brenner and Ms. Strom. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The three nominees receiving the highest number of votes cast will be elected directors.

     The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.

                                                                         COMMON SHARES
                                                                       BENEFICIALLY OWNED
                                                                          AS OF 6/6/96
             NAME AND OFFICES                    DIRECTOR        ------------------------------
      PRESENTLY HELD WITH CORPORATION             SINCE           NUMBER(1)         % OF CLASS
- -------------------------------------------    ------------      ------------      ------------
NOMINEES FOR TERM OF OFFICE EXPIRING IN
  1998:
W. E. Greenhalgh...........................        1993             25,000(2)            (9)
  Director, KRUG International (UK) Ltd.
  Non-executive Chairman of its two
  subsidiaries -- Beldray Ltd. and Sowester
  Ltd.
Karen Brenner(3)...........................          NA             87,350(4)           1.7
Bernee D.L. Strom(3).......................          NA                  0                0
DIRECTORS WHOSE TERM OF OFFICE EXPIRES IN
  1997:
T. Wayne Holt..............................        1993             46,883(5)            (9)
  Director and President of the
  Corporation's subsidiary--KRUG Life
  Sciences Inc.
James J. Mulligan..........................        1966             32,285(6)            (9)
  Secretary and Director
Charles Linn Haslam(3).....................        1996(7)               0                0
  Director, President and Chief Executive
  Officer
Robert M. Thornton, Jr.(3).................        1996(7)          57,800(8)           1.1
  Director

- ---------------

(1) This column shows the number of Common Shares of the Corporation beneficially owned as of June 6, 1996 as confirmed by each nominee or director and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his household.

(2) These shares may be acquired upon the exercise of options within 60 days of June 6, 1996.

(3) Ms. Brenner, Ms. Strom and Messrs. Haslam and Thornton were recommended for election as directors by the Fortuna Group (as defined below). Ms. Brenner and Messrs. Haslam and Thornton each have an equity interest in one or more of the Fortuna Group entities.

(4) Includes 81,950 shares over which Ms. Brenner, as a registered investment advisor, has shared investment power.

(5) Includes 25,000 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 5,952 shares that may be acquired upon the exercise of warrants.

(6) Includes 5,380 shares that may be acquired upon the exercise of warrants.

(7) At a meeting of the Board of Directors of the Corporation held on May 17, 1996, Marvin E. Bruce, who had been a director since 1974, and Rex M. Fleet, who had been a director since 1993, resigned as directors and Messrs. Haslam and Thornton were elected to succeed them as directors of the Corporation for a term expiring at the 1997 Annual Meeting of Shareholders. Mr. Haslam was also elected President and Chief Executive Officer to succeed Maurice F. Krug, who resigned those offices on May 17, 1996.

(8) Includes 23,000 shares that may be acquired upon the exercise of warrants.

(9) Less than 1%.

     Certain information concerning each person listed in the above table, including his principal occupation for at least the last five years, is set forth below.

     W. E. Greenhalgh, 65, has been associated continuously with KRUG International (UK) Ltd. (formerly Butterfield Harvey PLC) from 1960 to the present. He has served in a variety of capacities, including as Chief Executive Officer from 1983 until his retirement in 1989, and as a non-executive director and consultant from 1989 to the present. He has also served as the non-executive Chairman of Beldray Ltd. and Sowester Ltd. from 1989 to the present.

     Karen Brenner, 43, has been President of Fortuna Advisors, Inc., an investment advisory firm located in Newport Beach, California since 1993, and general partner of Fortuna Unplugged, a California limited partnership. Fortuna Advisors, Inc. succeeded to the business of Karen Brenner Registered Investment Advisor which was formed by Ms. Brenner in 1984 and operated by her from 1984 to 1993. Ms. Brenner is also an owner and officer of Fortuna Capital Management, a California corporation which is the general partner of Fortuna Investment Partners, L.P., a private investment partnership; and a managing partner of the general partner of Fortuna Acquisition Partners, L.P., a California limited partnership.

     Bernee D.L. Strom, 49, has been President since April 1995 of USA Digital Radio, L.P. (a partnership between Gannett Co., Inc. and Westinghouse Electric Corporation). From 1990 to 1995, she was President and Chief Executive Officer of The Strom Group, a management consulting and business advisory firm. From 1990 to 1992, she was President and Chief Executive Officer of MBS Technologies, Inc., a computer software company. Ms. Strom is a director of Polaroid Corporation, Software Publishing Corporation and DDL Electronics, Inc. and is a member of the Board of Advisors of the J. L. Kellogg Graduate School of Management at Northwestern University and the Board of Advisors of Entrepreneurial Center of Columbia University.

     T. Wayne Holt, 69, was involved continuously with the Corporation's life sciences, aerospace and engineering operations for 22 years commencing with his initial employment in 1971 until his retirement in 1993. He held a number of positions, including Vice President-Aerospace Group from 1981 to 1988, Assistant to the Chairman, Aerospace Group, from 1988 to 1990, Vice President from May 1990 to February 1991, Executive Vice President from February 1991 to December 31, 1992, and Advisor to the Chairman, Life Sciences and Engineering from January 1, 1993 to May 1, 1993. Since April 15, 1995, Mr. Holt has been President of KRUG Life Sciences Inc., a position he previously held.

     James J. Mulligan, 74, has been a member of the law firm of Mulligan & Mulligan since January 1993. He was a member of the law firm of Smith & Schnacke from 1953 to 1989 and a member of the law firm of Thompson Hine & Flory P.L.L. from 1989 until his retirement in 1991. Mulligan & Mulligan is general counsel to the Corporation and received $80,465 for legal services rendered during the Corporation's last fiscal year.

     Charles Linn Haslam, 52, has practiced law in Washington, D.C., from 1980 to the present. He was General Counsel, United States Department of Commerce during the Carter Administration (January 1977 to December 1979) and University Counsel and Adjunct Professor of Law at Duke University from 1974 to 1977.

     Robert M. Thornton, Jr., 47, from October 1994 to date, has been a private investor and, since March 1995, Chairman and Chief Executive Officer of CareVest Capital, LLC, a private investment and management services firm. Mr. Thornton was President, Chief Operating Officer, Chief Financial Officer and a director of Hallmark Healthcare Corporation from November 1993 until Hallmark's merger with Community Health Systems, Inc. in October 1994. From October 1987 until November 1993, Mr. Thornton was Executive Vice President, Chief Financial Officer, Secretary and Treasurer and a director of Hallmark.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during fiscal 1996. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Audit Committee held one meeting and the Executive Compensation Committee held two meetings in fiscal 1996.

     The Executive Committee is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio. The members of the Committee are Messrs. Krug (Chairman), Haslam and Mulligan. Mr. Bruce was a member until he resigned on May 17, 1996.

     The Audit Committee meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. The members of the Committee are Messrs. Mulligan (Chairman), Greenhalgh and Thornton. Mr. Fleet was a member until he resigned on May 17, 1996.

     The Executive Compensation Committee acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives. The members of the Committee are Messrs. O'Loughlin (Chairman), Greenhalgh and Thornton. Messrs. Bruce and Fleet were members until they resigned on May 17, 1996.

     Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he receives $850 for attendance at a meeting of the Board of Directors, $500 for attending a committee meeting and $400 for participating in telephone meetings. In fiscal 1996, all directors attended all of the meetings of the Board of Directors and of the committees on which they served.

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of Common Shares. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 1995 through March 31, 1996 have been met.

                       PRINCIPAL HOLDERS OF COMMON SHARES

     Set forth below is certain information concerning the only persons known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of June 6, 1996.

                                                       COMMON SHARES AND WARRANTS TO PURCHASE
                                                          COMMON SHARES BENEFICIALLY OWNED
                                                                  AS OF 6/6/96 (1)
                                                    --------------------------------------------
                                                               NUMBER
                                                    ----------------------------
                   NAME AND ADDRESS                    SHARES         WARRANTS       % OF CLASS
     --------------------------------------------   ------------    ------------    ------------
     FORTUNA ACQUISITION
       PARTNERS, L.P.(2).........................     1,500,241        279,568          33.1
     100 Wilshire Boulevard
     Fifteenth Floor
     Santa Monica, CA 90401

     FORTUNA INVESTMENT
       PARTNERS, L.P.(3).........................       264,918         57,972           6.3
     100 Wilshire Boulevard
     Fifteenth Floor
     Santa Monica, CA 90401

     STROME-SUSSKIND
       HEDGECAP FUND, L.P........................       245,400         45,713           5.7
     100 Wilshire Boulevard
     Fifteenth Floor
     Santa Monica, CA 90401

     STROME-SUSSKIND INVESTMENT MANAGEMENT,
       L.P.(4)...................................       327,200         60,957           7.5
     100 Wilshire Boulevard
     Fifteenth Floor
     Santa Monica, CA 90401

- ---------------

(1) Under applicable Securities and Exchange Commission regulations, shares are treated as "beneficially owned" if a person has or shares voting or investment power with respect to the shares or has a right to acquire the shares within 60 days of June 6, 1996. Unless otherwise indicated, sole voting power and sole investment power are exercised by the named person. In calculating "% of Class" for a person, shares which may be acquired by the person within such 60-day period are treated as owned by the person and as outstanding shares.

(2) The shares and warrants beneficially owned by Fortuna Acquisition Partners, L.P. represent the sum of the shares and warrants purchased on April 30, 1996 (as more particularly described below) as follows: (a) 1,391,652 shares of the Corporation (including warrants to acquire 218,611 shares of the Corporation) purchased by Fortuna Acquisition Partners, L.P.; (b) 291,113 shares (including warrants to acquire 45,713 shares) purchased by Strome-Susskind Hedgecap Fund, L.P., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, and (c) 97,044 shares (including warrants to acquire 15,244 shares) purchased by Strome Hedgecap Limited, Corporate Centre, West Bay Road, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands. Strome-Susskind Hedgecap Fund, L.P. and Strome Hedgecap Limited have granted an irrevocable proxy to vote their shares, subject to certain conditions, to Fortuna Acquisition Corp., the general partner of Fortuna Acquisition Partners, L.P.

    Fortuna Acquisition Corp., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, has sole voting power with respect to all of the shares of the Corporation beneficially owned by Fortuna Acquisition Partners, L.P., and sole investment power with respect to 1,173,041 of the shares.

    Ronald J. Vannuki, 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, controls Fortuna Acquisition Corp. in his capacities as a substantial shareholder, the sole director, and President, Chairman and Chief Executive Officer of said corporation.

(3) Fortuna Capital Management, Inc., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, the general partner of Fortuna Investment Partners, L.P., has sole voting and investment power with respect to all of the shares of the Corporation owned by Fortuna Investment Partners, L.P.

    Mr. Vannuki controls Fortuna Capital Management, Inc. in his capacities as a substantial shareholder, the sole director, and President, Chairman and Chief Executive Officer of said corporation.

(4) These shares are owned as follows: 291,113 shares (including warrants to purchase 45,713 shares) by Strome Susskind Hedgecap Fund, L.P. ("Fund"), and 97,044 shares (including warrants to purchase 15,244 shares) by Strome Hedgecap Limited ("Ltd."). Strome Susskind Investment Management, L.P. ("SSIM") is investment adviser of Ltd. and investment adviser and general partner of Fund and, as such, it has sole investment power with respect to these shares. SSCO, Inc., 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, is the general partner of SSIM. Mark E. Strome, 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California 90401, is the settlor and trustee of The Strome Family Trust which is the controlling shareholder of SSCO, Inc.

CHANGE IN CONTROL ON APRIL 30, 1996

     On April 30, 1996, Maurice F. Krug, President, Chairman and Chief Executive Officer of the Corporation, and related persons sold for $5.50 per share in cash a total of 1,500,241 common shares and warrants to purchase 279,568 shares of the Corporation, which amounted to approximately 33.2% of the outstanding shares and constituted control of the Corporation, to the following group (each of whom purchased the number of shares and warrants to purchase the number of shares set forth opposite their respective names):

                                                                                  WARRANTS TO
                                                              NUMBER OF         PURCHASE NUMBER
                            NAME                               SHARES              OF SHARES
     --------------------------------------------------    ---------------      ---------------
     Fortuna Acquisition Partners, L.P.................       1,173,041             218,611
     Strome-Susskind Hedgecap Fund, L.P................         245,400              45,713
     Strome Hedgecap Limited...........................          81,800              15,244

     The purchasers used working capital to fund the purchase. Prior to the transaction, Mr. Krug directly owned approximately 21.7% of the Corporation's outstanding shares. The address of the purchasers is 100 Wilshire Boulevard, Fifteenth Floor, Santa Monica, California.

                       COMMON SHARES OWNED BY MANAGEMENT

     The following table sets forth the number of Common Shares of the Corporation beneficially owned as of June 6, 1996 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers as a group.

                                                                COMMON SHARES BENEFICIALLY
                                                                    OWNED AS OF 6/6/96
                                                           ------------------------------------
                            NAME                               NUMBER             % OF CLASS
     --------------------------------------------------    ---------------      ---------------
     Maurice F. Krug...................................              0                 0

     T. Wayne Holt.....................................         46,883(1)             (4)

     Thomas W. Kemp....................................         39,554(2)             (4)

     Directors, Nominees and...........................        401,804(3)              7.7
       Executive Officers as a Group (10 persons)

- ---------------

(1) Includes 25,000 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 5,952 shares that may be acquired upon the exercise of warrants.

(2) Includes 16,064 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 1,893 shares that may be acquired upon the exercise of warrants.

(3) Includes 66,604 shares that may be acquired upon the exercise of options within 60 days of June 6, 1996 and 36,322 shares that may be acquired upon the exercise of warrants.

(4) Less than 1%.

                             EXECUTIVE COMPENSATION

     The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officers of the Corporation at March 31, 1996, whose salary and bonus for fiscal year 1996 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

     The following table presents for the three fiscal years ended March 31, 1996, the compensation of the Chief Executive Officer and the other executive officers at March 31, 1996, whose salary and bonus in fiscal 1996 exceeded $100,000.

                                                                                  LONG-TERM COMPENSATION
                                                                           -------------------------------------
                                                                                                        PAYOUTS
                                                                                    AWARDS             ---------
                                            ANNUAL COMPENSATION            ------------------------    LONG TERM
                                    -----------------------------------    RESTRICTED    SECURITIES    INCENTIVE
                                                           OTHER ANNUAL      STOCK       UNDERLYING      PLAN        ALL OTHER
        NAME AND                     SALARY      BONUS     COMPENSATION     AWARD(S)      OPTIONS       PAYOUTS     COMPENSATION
   PRINCIPAL POSITION       YEAR      ($)         ($)          ($)            ($)           (#)           ($)           ($)
- -------------------------   ----    --------    -------    ------------    ----------    ----------    ---------    ------------
Maurice F. Krug..........   1996    $320,000    $     0         $0             $0               0         $ 0          $2,273(2)
Chairman, President         1995     320,000          0          0              0               0           0           2,133
and CEO(1)                  1994     320,000          0          0              0               0           0           3,640

T. Wayne Holt............   1996     130,000    $12,000          0              0          25,000           0          $1,873(2)
President, KRUG Life        1995           0          0          0              0               0           0               0
Sciences Inc.               1994           0          0          0              0               0           0               0

Thomas W. Kemp...........   1996    $ 98,000    $10,000          0              0          10,000           0          $1,619(2)
Vice President-Finance      1995      95,600     10,000          0              0               0           0           1,583
and Treasurer               1994      93,000     10,000          0              0               0           0           1,543

- ---------------

(1) C. L. Haslam succeeded Mr. Krug as President and Chief Executive Officer on May 17, 1996.

(2) These amounts were contributed by the Corporation under the 401(k) plan for the benefit of the named executive.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table shows, for the named executive officers, additional information about option grants for the fiscal year ended March 31, 1996.

                                                   INDIVIDUAL GRANTS
                                 -----------------------------------------------------
                                                  % OF
                                                  TOTAL
                                 NUMBER OF       OPTIONS                                     POTENTIAL REALIZABLE VALUE AT
                                   SHARES        GRANTED                                     ASSUMED ANNUAL RATES OF STOCK
                                 UNDERLYING        TO         EXERCISE                       PRICE APPRECIATION FOR OPTION
                                  OPTIONS       EMPLOYEES      OR BASE                                  TERM(1)
                                  GRANTED       IN FISCAL       PRICE       EXPIRATION      --------------------------------
             NAME                   (#)           YEAR        ($/SHARE)        DATE         0%($)       5%($)        10%($)
- ------------------------------   ----------     ---------     ---------     ----------      -----      -------      --------
Maurice F. Krug...............          0         NA            NA              NA           NA          NA            NA
T. Wayne Holt.................     25,000          37.9         $3.00          11/3/05       $ 0       $47,175      $119,525
Thomas W. Kemp................     10,000          15.2         $3.00          11/3/05       $ 0       $18,870      $ 47,810

- ---------------

(1) Potential Realizable Value is based on the assumed annual growth rates for the ten-year option term. Actual gains, if any, on stock option exercises will depend on the future performance of the stock and there is no assurance that the amounts reflected in this table will be achieved.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table shows information about stock option exercises during fiscal 1996 and unexercised stock options at 1996 fiscal year end for the named executive officers.

                                                                       NUMBER OF
                                                                        SHARES           VALUE OF
                                                                      UNDERLYING        UNEXERCISED
                                                                      UNEXERCISED      IN-THE-MONEY
                                                                      OPTIONS AT        OPTIONS AT
                                                                        FISCAL            FISCAL
                                                                     YEAR-END (#)      YEAR-END ($)
                                      SHARES
                                   ACQUIRED ON         VALUE         EXERCISABLE/      EXERCISABLE/
              NAME                 EXERCISE (#)     REALIZED ($)     UNEXERCISABLE     UNEXERCISABLE
- --------------------------------   ------------     ------------     -------------     -------------
Maurice F. Krug.................           0          $      0                 0/0     $         0/0
T. Wayne Holt...................      16,171          $ 15,605            0/25,000         0/$12,500
Thomas W. Kemp..................      12,128          $ 10,188       10,106/12,022     $7,095/$5,728

RETIREMENT PLAN

     The following table shows the estimated maximum annual retirement benefits payable at normal retirement age (65) under the Corporation's Retirement Plan at selected earnings levels after various years of service.

   AVERAGE ANNUAL           ESTIMATED ANNUAL RETIREMENT
  EARNINGS DURING                     BENEFITS
     HIGHEST FIVE          FOR SPECIFIED YEARS OF SERVICE
CONSECUTIVE YEARS OF     ----------------------------------
     EMPLOYMENT          10 YEARS     20 YEARS     30 YEARS
- --------------------     --------     --------     --------
      $ 50,000           $  8,000     $ 17,000     $ 25,000
       100,000             18,000       36,000       54,000
       150,000             28,000       55,000       83,000

     The Corporation has a noncontributory Retirement Plan for officers and other covered employees. Retirement benefits under the plan are calculated on the basis of the employee's average annual earnings for the highest five consecutive years of employment and years of credited service up to a maximum of thirty years. No benefits are payable in respect of annual earnings in excess of $150,000.

     Earnings for the purpose of calculating retirement benefits include salary and bonus. Such earnings are shown in the Summary Compensation Table. The credited years of service for the persons named in the Summary Compensation Table who participate in the plan are Mr. Krug -- 36 years, Mr. Kemp -- 6 years and Mr. Holt -- 1 year. Amounts shown are straight life annuity amounts and are not subject to any deduction for Social Security benefits.

OTHER

     Mr. Krug, Chairman of the Corporation, resigned as President and Chief Executive Officer effective May 17, 1996. During the fiscal year ended March 31, 1996, he was employed by the Corporation under the terms of an Amended Founder's Agreement pursuant to which he received a salary of $320,000 during the year. On May 17, 1996, the Amended Founder's Agreement was terminated and the Corporation entered into a Consulting Agreement with Mr. Krug. The principal provisions of the Consulting Agreement call for payments of $300,000 during the first year, $200,000 during the second year, $100,000 during the third year, and $25,000 per year for the next four years, plus continuation of his medical insurance and group life insurance. While such payments are being made, Mr. Krug is prohibited from competing with the Corporation. Such payments are guaranteed by Fortuna Acquisition Partners, L.P.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the NASDAQ Market Index and a market capitalization based peer group index over the same period (assuming the investment of $100 in each vehicle on March 31, 1991 and reinvestment of all dividends). The peer group index is comprised of 242 companies and was developed by an independent agency to include all non-financial NASDAQ companies with a market capitalization of between $15 -- $20 million, which were publicly traded throughout the five-year period. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.

                                  KRUG Inter-
      Measurement Period           national       Peer Group     Broad NASDAQ
    (Fiscal Year Covered)            Corp.           Index       Market Index
1991                                    100.00          100.00          100.00
1992                                     70.59          129.59          105.40
1993                                     92.68          112.55          117.95
1994                                     77.89          100.15          136.32
1995                                     97.36           72.30          144.62
1996                                     90.87           64.61          194.52

                             FISCAL 1996 PEER GROUP

     The Peer Group is made up of NASDAQ non-financial companies with a market value of between $15 and $20 million. The only companies meeting this criteria for Fiscal 1996 are the following:

50-OFF STORES INC
ACRODYNE COMMUNICATIONS
ADVANCED DEPOSITION TECH
ADVANCED ENVIRON RECYCLE
AFGL INTERNATIONAL INC
AG-BAG INTERNATIONAL
AGRI-NUTRITION GROUP LTD
AJAY SPORTS INC
AMEDISYS INC
AMERICAN ECOLOGY CORP
AMERICAN RESOURCES OF DE
AMERICAN WHITE CROSS INC
ANIKA RESEARCH INC
AQUAGENIX INC
ARC CAPITAL CL A
AREL COMM & SOFTWARE
ARMANINO FOODS OF DISTN
ATHEY PRODUCTS CORP
AULT INC
AVERT INC
AW COMPUTER SYSTEMS CL A
BANCA QUADRUM SA SPN ADR
BANCINSURANCE CORP
BARBER HAIRSTYLING M&W
BARRY'S JEWELERS INC
BCAM INTERNATIONAL INC
BCT INTERNATIONAL
BF ENTERPRISES INC
BIO-REFERENCE LABS INC
BIODENTAL TECHNOLOGIES
BIOJECT MEDICAL TECH
BIOSPECIFICS TECHNOL CP
BIRD CORP
BLYVOOR GOLD MINING ADR
BT SHIPPING LTD ADR
CALNETICS CORP
CARE GROUP INC (THE)
CCAIR INC
CECO ENVIRONMENTAL CORP
CENTURY CASINOS INC
CHARLES JW FINANCIAL SVC
CINERGI PICTURES ENT
CITIZENS SECURITY GROUP
COBRA ELECTRONICS CORP
COIN BILL VALIDATOR INC
COLORADO MEDTECH INC
COMMERCE GROUP CORP
COMPUTER OUTSOURCING SVC
COOPER LIFE SCIENCES INC
CUSAC GOLD MINES
CYGNE DESIGNS INC
DANSKIN INC
DATAFLEX CORP
DATAKEY INC
DATAMARINE INTERNAT INC
DELAWARE OTSEGO CORP
DERMA SCIENCES INC
DIASYS CORP
DIEHL GRAPHSOFT INC
DIGITAL RECORDERS INC
DM MANAGEMENT
DOCUCON INC
DOMINGUEZ SERVICES CORP
DRYPERS CORP
DWYER GROUP INC
EA ENGINEERING SCI & TEC
EAGLE PACIFIC INDUSTRIES
EATERIES INC
ELECTROCON INTERNATIONAL
ELECTRONIC FAB TECH
ELEPHANT & CASTLE GROUP
ENERGY WEST INC
ENSCOR INC
ENTERACTIVE INC
ENVIRONMENT/ONE CORP
EUROPA CRUISES CORP
EVANS SYSTEMS INC
FEDERAL AGRICULTURE CL A
FIBERSTARS INC
FIND/SVP INC
FIRST CASH INC
FOCUS ENHANCEMENT INC
FOILMARK INC
FORELAND CORP
GEERLINGS & WADE INC
GEHABILICARE INC
GENERAL MAGNAPLATE CORP
GISH BIOMEDICAL INC
GLOBAL RESOURCES INC
GLOBAL TELECOMM SOLUTIONS
GOLD STANDARD INC
GOLDEN EAGLE GROUP INC
GREAT TRAIN STORE
GRILL CONCEPTS
H.D. VEST INC
HALSTEAD ENERGY CORP
HANOVER GOLD CO INC
HANSEN NATURAL CORP
HARISTON CORP
HARRY'S FARMERS MARKETS
HEALTH FITNESS PHYS THER
HECTOR COMMUNICATIONS
HI-RISE RECYCLING SYSTEM
HICKOK INC CL A
HMG WORLDWIDE CORP
I V C INDUSTRIES INC
IDAN SOFTWARE IND ISI
INLAND RESOURCES INC WA
INNODATA CORPORATION
INNOVIR LABS INC
INSTITUFORM EAST INC
INTERNAT PRECIOUS METALS
INTERSTATE NAT DEALER
IPI INC
IRATA INC CL A
ISRAMCO INC
IVF AMERICA INC
JACKSON HEWITT INC
LIUSKI INTERNAT INC
LIVE ENTERTAINMENT INC
LORONIX INFORMATION SYST
LOWRANCE ELECTRONICS INC
LUTHER MEDICAL PRODUCTS
M-WAVE INC
MAGAL SECURITY SYSTEMS
MAIN STREET & MAIN INC
MAKITA CORP SPONS ADR
MANAGEMENT TECHNOL INC
MARCUM NATURAL GAS SVCS
MARINA L.P.
MAYS J.W. INC
MEDCROSS INC
MEDICAL ACTION IND INC
MEDICAL GRAPHICS CORP
MICHEAL, J. INC
MICROELECTRONIC PACK
MICROS-TO MAINFRAMES INC
MIDLAND RESOURCES INC
MIKRON INSTRUMENT CO
MILES HOLMES INC
MINNESOTA BREWING
MOBILE MINI INC
MONACO FINANCE CL A
MPM TECHNOLOGIES INC
NAPCO SECURITY SYSTS INC
NATHANS FAMOUS INC
NATIONAL TECHNICAL SYSTS
NEVADA ENERGY CO INC CLA
NEW IMAGE INDUSTRIES
NEWS COMMUNICATION INC
NITCHES INC
NOBLE ROMANS INC
NORRIS COMMUNICATIONS CP
NORTECH SYSTEMS INC
NSA INTERNAT INC
NSC CP
NUMED HOME HEALTH CARE
NYER MEDICAL GR
OI CORP
OILGEAR CO
PAC RIM HLDG CO
PACIFIC DUNLOP LTD ADR
PACIFIC SENTINEL GOLD CP
PANATECH RES & DEV CP
PARACELSIAN INC
PARIS CORPORATION
PEERLESS MANUFACTURING
PENNICHUCK CP
PERSONNEL MGMT INC
PHARMCHEM LAB
POLK AUDIO INC
POSITRON CP
PRIME EQUITIES INTERNAT
PROGROUP INC
PROTEIN POLYMER TECH
PROVIDENCE & WORCESTR RR
PST VANS INC

PURE WORLD INC
QUIPP INC
RAILAMERICA INC
REUNION INDUSTRIES INC
REXHALL IND INC
RINGER CP
RIVERSIDE GROUP INC
ROYAL GRIP INC
SAINT HELENA GOLD MINES
SALTON /MAXIM HOUSEWARES
SANCTUARY WOOD MULTIMED
SANDS REGENT
SANYO ELEC CO LTD
SCHERER HEALTHCARE INC
SELFIX INC
SENTEX SENSING TECH INC
SMITH ENVIRON TECH
SMITHFIELD COS
SMT HEALTH SVCS INC
SOFTECH INC
SONESTA INTERNAT HOTELS
SOUTHERN MINERAL CORP
SPAN-AMER MEDICAL SYSTS
SPARTA PHARMACEUTICALS
SPECIALTY TELECONSTRUCT
SPEIZMAN IND INC
STAR MULTI CARE SVCS
STARCRAFT CORP
SUNDANCE HOMES INC
SUNPHARM CP
SUNRISE RESOURCES INC
SUPREMA SPECIALITIES INC
SURGICAL TECHNOLOGIES
T*HQ INC
THERMAL IND
TIMELINE INC
TOPS APPLIANCE CITY
TOREADOR ROYALTY CORP
TOTAL CONTAINMENT INC
TRACER PETROL CP
TRANS-INDUSTRIES INC
TRANSMATION INC
TRANSNET CP
TRINITY BIOTECH PLC ADR
TRIPOS INC
TVG TECHNOL LTD ORD
U.S. HOMECARE CP
ULTRADATA SYST INC
UNITED NEWS & MEDIA PLC
UNIVERSAL HOLDINGS CORP
UNIVERSAL SEISMIC ASSOCS
URETHANE TECHNOL
US WATS INC
UTILX CP
VALLEY FORGE SCIENTIFIC
VERMONT PURE HLDG
VERMONT TEDDY BEAR CO
VESTRO NATURAL FOODS INC
VOICE POWERED TECH INT
WATER-JET TECHNOLOGIES
WATSON GENERAL CP
WAVETECH INC
WELCOME HOME INC
WESTERN COUNTRY CLUBS
XETA CORP

                             FISCAL 1995 PEER GROUP

     These companies were in the Peer Group for Fiscal 1995 but no longer meet the market value criteria for inclusion in the Fiscal 1996 Peer Group.

AMERICAN INTERNAT PETRO
AMERICAN MED ALERT
AMERICAN MED TECHNOLOGS
AMERICAN VANGUARD CP
ANALYTICAL SURVEYS INC
ARTISTIC GREETINGS INC
ASTROSYSTEMS INC
AUTOMOBILE PROTECTION CP
BALTEK CP
BIOMECHANICS CP AMER
CADE IND INC
CARETENDERS HEALTHCORP
CEL-SCI CP
CIPRICO INC
CIRCUIT SYTEMS INC
COLLINS IND INC
COMPARATOR SYSTEMS CP
CORTEX PHARMACEUTICALS
CRYENCO SCIENCES INC
DETECTION SYSTEMS INC
DETROIT & CANADA TUNNEL
DUSTY MAC OIL & GAS LTD
E-Z EM INC CL A
EMISPHERE TECHNOLOGIES
ENGINEERED SUPPORT SYS
ESCALADE INC
FIBERCHEM INC
FIRST AMERICAN HLTH CON
FUTURE MEDICAL PRODS
GAMBRO INC AB
GENCOR IND
GENERAL PARCEL SERVICES
GIGA TRONICS INC
GRIFFIN TECHNOLOGY INC
GZA GEOENVIRON TECH
HEALTHCARE TECHNOLOGIES
HEI INC
HITOX CP OF AMERICA
ICOT CP
ILX INC
INDUSTRIAL FUNDING CP A
INTERA INFO TECHNS CL A
K-TRON INTERNAT INC
KOLL REAL ESTATE GRP INC
LIBERTY HOMES CL B
LINDAL CEDAR HOMES INC
MARKET FACTS INC
MAXWELL LABS INC
MCM CP
MEDICAL INNOVATIONS INC
METALCLAD CP
MICROTEL FRANCHISE & DEV
MILTOPE GROUP INC
MMI MEDICAL INC
MONMOUTH RE INVEST CP A
NOVITRON INTERNAT INC
NRP INC
NYCOR INC
OSHAP TECHNOLOGIES LTD
OXIS INTERNATIONAL INC
PACER TECHNOLOGY
PARIS BUSINESS FORMS INC
POLYDEX PHARMACEUTICALS
PROSPECT GROUP INC
PUBCO CP
RADA ELECTRONICS IND LTD
RAND CAPITAL CP
RANDOM ACCESS INC
SA HOLDINGS INC
SECURITY NATL FIN CL A
SEIBELS BRUCE GROUP INC
SI HANDLING SYSTEMS INC
SOUTHWALL TECHNOLOGIES
SOUTHWEST WATER CO
SPEC'S MUSIC INC
STACEY'S BUFFET INC
STEVE'S HOMEMADE ICE CRM
STROBER ORGANIZATION INC
STUART ENTERTAINMENT
SURGICAL LASER TECH
SYNBIOTICS CP
TCI INTERNATIONL INC
TECHNOLOGY RESEARCH INC
THOMASTON MILLS INC CL B
TIGERA GROUP INC
TOTAL RESEARCH CP
TRANS LEASING INTERNAT
UNICOMP INC
USP REAL EST INVSTRS TR
VAUGHN'S COMMUNICATIONS
ZING TECHNOLOGIES

       EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Executive Compensation Committee of the Board of Directors is comprised of three directors who are not employees or former employees of the Corporation. The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. The Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions the changes were minor.

     The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to mathematical performance formulas. The principle followed is to provide what the Committee believes is suitable compensation based on its subjective evaluation of the executive's contribution to the profitability of the Corporation.

     The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

     The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, level of responsibility, qualifications necessary for the particular position, and experience. Salary increases reflect the Corporation's belief as to competitive trends, the performance of the individual and the overall financial performance of the Corporation.

     The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan. Generally, the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as, general economic conditions, industry trends, inflation, exchange rates, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus and, if so, the amount.

     While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation is currently using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term future performance and are generally forfeited if the executive leaves the Corporation for any reason other than death. The issuance of stock options at 100% of the fair market value assures that executives will receive a benefit only when the stock price increases. In a further effort to retain competent executives, U.S. options may not be exercised until two years have elapsed from the date of grant and then become exercisable one-third per year in the third, fourth and fifth years, respectively. Under prior U.S. option Plans, the options expired five years after grant. Under the 1995 Incentive Stock Option Plan, however, options do not expire until ten years after the date of grant. Pursuant to UK tax laws, options granted to UK executives may not be exercised until the expiration of three years from date of grant at which time they become immediately exercisable in full until their expiration at the end of six years. In view of the recent change in control of the Corporation, the Board of Directors on April 30, 1996 amended all outstanding options to provide that they are now fully exercisable. Options are generally granted only to those executives whose positions and performance have the potential to improve shareholder value.

     Mr. Krug was CEO of the Corporation from its organization in 1959 until his resignation on May 17, 1996. He was employed by the Corporation pursuant to the terms of an Amended Founder's Agreement which was terminated on May 17, 1996 (see page 9). In fiscal 1996, Mr. Krug's total compensation was his salary of $320,000 as provided for in the Amended Founder's Agreement.

     This report has been submitted by the Executive Compensation Committee:

                  Marvin E. Bruce
                  Rex M. Fleet
                  Earl T. O'Loughlin

 PROPOSAL TO ADOPT AMENDMENT TO THE CORPORATION'S REGULATIONS TO OPT OUT OF THE
                     OHIO CONTROL SHARE ACQUISITION STATUTE

     At the Annual Meeting, shareholders will consider and vote on adoption of an amendment to the Regulations of the Corporation which, if adopted, would make an Ohio anti-takeover statute (referred to herein as the "Control Share Acquisition Statute") inapplicable to the Corporation (the "Amendment"). Adoption of the Amendment requires the affirmative vote of the holders of two-thirds of the outstanding common shares of the Corporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT.

BACKGROUND

     In November 1982, the Ohio General Corporation Law was amended to include Sections 1701.01(Z)(1) and 1701.831 of the Ohio Revised Code (the "Control Share Acquisition Statute") which require that control share acquisitions (as defined below) be approved by shareholders. In adopting the statute, the General Assembly of Ohio found that Ohio corporate law did not adequately protect the interests of shareholders of Ohio corporations when confronted with "non-traditional" changes of control of a corporation, such as changes of control effected by tender offers or accumulations of significant blocks of shares in the public markets or private transactions. The Ohio Control Share Acquisition Statute gives shareholders who are not holders of "interested shares" (as defined below) a veto power over certain acquisitions of shares of an Ohio corporation. The Control Share Acquisition Statute automatically applies to all corporations incorporated in Ohio and having certain jurisdictional contacts with Ohio, unless the shareholders vote to "opt out" of the statute.

     The Board of Directors believes that the reasons given for adoption of the Control Share Acquisition Statute are not as compelling today as they were in 1982. Since 1982, there have been significant developments in Ohio corporate law and federal law, which provide additional protection to shareholders when faced with a tender offer or significant blocks of a corporation's shares are purchased in the open market or in private transactions. In addition, the Board believes there are circumstances under which compliance with the Control Share Acquisition Statute may be unnecessarily costly to the Corporation, have a chilling effect on the willingness of third parties to buy shares of the Corporation, may deprive shareholders of the right to sell their shares or may adversely impact the Board's ability to act in what it believes is the best interests of shareholders in change of control contests.

SUMMARY OF CONTROL SHARE ACQUISITION STATUTE

     Under the Control Share Acquisition Statute, the acquisition by any person (as used in this section, an "acquiring person") of voting shares of a corporation giving the acquiring person voting power within any of the following ranges would constitute a "control share acquisition": (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power. An acquiring person may make a control share acquisition only if (1) the shareholders of the corporation who hold shares entitling them to vote in the election of directors authorize such acquisition at a special meeting of shareholders held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of the corporation in the election of directors represented at such meeting in person or by proxy, and of a majority of the portion of such voting power excluding the voting power of interested shares and (2) such acquisition is consummated, in accordance with the terms so authorized, no later than 360 days following shareholder authorization of the control share acquisition. A quorum is deemed to be present at such special meeting if at least a majority of the voting power of the corporation in the election of directors, and a majority of the portion of such voting power excluding the voting power of interested shares, are represented at such meeting in person or by proxy.

     "Interested shares" means the shares of the corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors: (a) the acquiring person;
(b) any officer of the corporation elected or appointed by the directors of the corporation; or (c) any employee of the corporation who is also a director of the corporation. Interested shares also means any shares of the corporation acquired, directly or indirectly, by any person from the holder or holders thereof for a valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or in the sale of all or substantially all of its assets and ending on the date of any special meeting of the corporation's shareholders held thereafter for the purpose of voting on a control share acquisition proposed by an acquiring person if either of the following applies: (a) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with him, for all such shares exceeds two hundred fifty thousand dollars or (b) the number of shares acquired by the person who acquired the shares, and any other persons acting in concert with him, exceeds one-half of one percent of the outstanding shares entitled to vote in the election of directors.

     Certain transactions which come within the definition of a control share acquisition are, by the specific language of the Control Share Acquisition Statute, deemed not to be control share acquisitions for which shareholder approval is required. One such transaction is the purchase of shares from a person who acquired his shares prior to the enactment of the Control Share Acquisition Statute on November 18, 1982. It was in reliance on this exemption that Maurice F. Krug, Chairman and former President and Chief Executive Officer of the Corporation, and related persons, without first obtaining approval of shareholders of the Corporation in accordance with the Control Share Acquisition Statute, sold shares of the Corporation, which Mr. Krug acquired prior to November 18, 1982, to the Fortuna Group (as defined below) on April 30, 1996. See "Certain Effect of the Amendment and the Fortuna Group," below.

REASONS FOR THE AMENDMENT

     The Board of Directors believes that adoption of the Amendment is advantageous to the Corporation and its shareholders.

     (a) Developments in Ohio corporate and securities law. The Board of Directors believes that the reasons for enactment of the Control Share Acquisition Statute are not as compelling today as they were in 1982. In 1990, Ohio enacted the "Ohio Interested Shareholder Transaction Statute," discussed below, which severely limits a purchaser of 10% or more of the shares of an Ohio corporation from engaging in transactions with such corporation unless such purchaser first obtains approval of the board of directors of the corporation of his acquisition of 10% or more of the shares of the corporation. In 1986, Ohio corporate law was amended to confirm the authority of Ohio corporations to adopt certain provisions which are common to so-called "shareholder rights" or "poison pill" plans. These plans can have the effect of strengthening the bargaining power of a board of directors in a change of control contest. The Board of Directors of the Corporation, however, does not presently anticipate adopting such a plan. Subsequent to 1982, the provisions of the Ohio Securities Act regulating "control bids" (defined below) have been administered by the Ohio Division of Securities in such a manner that they are not presently held to be unenforceable due to preemption by federal law or invalid under the Constitution of the United States.

     (b) Developments in Federal Tender Offer Regulation. Since 1982, there have been amendments to rules and regulations promulgated under the Securities Exchange Act of 1934 (the "1934 Act") or changes in the interpretation of such rules and regulations which lessen the "coercive" effect of tenders offers. These changes relate to the length of the tender offer period, all holders and best price rule, withdrawal of tenders, required disclosures, and timeliness of disclosures.

     (c) Untimely and Costly Special Meetings of Shareholders. Under the Control Share Acquisition Statue, the board of directors of a corporation is required to convene a special meeting of shareholders of the corporation to vote on a control share acquisition if any person, even a person who does not own any shares of the corporation, sends an acquiring party statement to the corporation stating, among other things, that within the next 360 days such person may effect a control share acquisition and represents to the corporation that he has the financial capability to effect a control share acquisition. Under the statute, the meeting to vote on the control share acquisition is required to be held within 50 days of the corporation's receipt of the acquiring party statement. Since the corporation is subject to the proxy rules promulgated under the 1934 Act, the corporation must immediately convene a meeting of its Board of Directors to determine the corporation's position with respect to the proposed control share acquisition, to authorize and approve appropriate proxy materials for the special meeting, and generally to take all action necessary and appropriate to convene a special meeting of shareholders of a public company. Not only can this be costly to the corporation, but the uncertainty of the outcome of the vote on the control share acquisition could adversely affect trading in the corporation's securities or adversely impact or delay pending corporate transactions, such as a public or private equity or debt financing, proposed acquisitions or sales, or other major transactions.

     (d) Possible Adverse Impact in a Change of Control Contest. On its face, the Control Share Acquisition Statute appears protective of the interests of shareholders in that it allows the holders of shares which are not interested shares to determine the outcome of a change of control contest. In many situations, however, the Board of Directors believes that the uncertainty and delay caused by the requirements of the statute could hamper the ability of the Board to induce other parties to present competing offers. In addition, a situation could develop where if the first person to propose a control share acquisition owns a substantial percentage of the Corporation's shares, e.g. 19%, such a person could be in a position to have a veto power over any subsequent and competing control share acquisition. This results from the fact that such a 19% holder would be the holder of a substantial portion of the shares which would be treated as "disinterested" shares when voting on a competing control share acquisition since many of the Corporation's outstanding shares are likely to be treated as interested shares.

     (e) Unnecessarily Restricts the Right of a Shareholder to Sell or Buy Shares. As noted above, no shareholder is permitted, without the approval of the holders of interested shares, to sell his shares to any person who as a result of such purchase would first attain ownership of 20%, 33% or a majority of the outstanding shares of the corporation. The Board believes, as discussed above, that such a restriction on a shareholder's right to sell shares, or another person's right to buy shares, is unnecessary in view of the other protections afforded shareholders by Ohio corporate and federal law.

CERTAIN EFFECTS OF THE AMENDMENT AND THE FORTUNA GROUP

     Fortuna Acquisition Partners, L.P., Fortuna Investment Partners, L.P., and their affiliates and associates (the "Fortuna Group") beneficially own 2,102,699 shares (which includes warrants to purchase 337,540 shares), or 38.7% of the Corporation's outstanding shares. On April 30, 1996, the Fortuna Group acquired 1,500,241 shares from Mr. Krug and related persons at $5.50 per share. As a result of such acquisition, the Fortuna Group is permitted under the Control Share Acquisition Statute to increase its percentage ownership up to 50% of the Corporation's outstanding shares, without seeking shareholder approval pursuant to the Control Share Acquisition Statute. If the Amendment is adopted, the acquisition of a majority of the shares by the Fortuna Group or any other person could be effected without approval of shareholders of the Corporation.

OTHER ANTI-TAKEOVER PROVISIONS OF OHIO LAW.

     As mentioned above, the Ohio Interested Shareholder Transaction Law at Chapter 1704 of the Ohio Revised Code and the control bid provisions of the Ohio Securities Act may discourage or impede a change of control of the Corporation.

     (a) Ohio Interested Shareholder Transaction Law.

     Under the Ohio Interested Shareholder Transaction Law, a corporation is prohibited from entering into a "Chapter 1704 transaction" (as defined herein) with the direct or indirect beneficial owner of 10% or more of the shares of such corporation (a "10% shareholder") for at least three years after the shareholder attains his 10% ownership unless the board of directors of the corporation approves, before the shareholder attains his 10% ownership, either the transaction or the purchase of shares resulting in his 10% ownership. A "Chapter 1704 transaction" is broadly defined to include, among other things, a merger or consolidation involving the corporation and the 10% shareholder, a sale or purchase of substantial assets between the corporation and the 10% shareholder, a reclassification, recapitalization, or other transaction proposed by the 10% shareholder that results in an increase in the proportion of shares beneficially owned by the 10% shareholder, and the receipt by the 10% shareholder of a loan, guarantee, other financial assistance, or tax benefit not received proportionately by all shareholders. Even after the three-year period, Ohio law restricts these transactions between the corporation and the 10% shareholder. At that time, such a transaction may proceed only if (a) the board of directors of the corporation had approved the purchase of shares that gave the shareholder his 10% ownership, (b) the transaction is approved by the holders of shares of the corporation with at least two-thirds of the voting power of the corporation (or a different proportion set forth in the corporation's articles of incorporation), including at least a majority of the outstanding shares after excluding shares held or controlled by the 10% shareholder, or (c) the business combination results in shareholders, other than the 10% shareholder, receiving a prescribed fair price plus interest for their shares.

     On April 30, 1996, the Board of Directors of the Corporation approved, within the meaning of the Ohio Interested Shareholder Transaction Law, the Fortuna Group's acquisition of common shares of the Corporation from Mr. Krug and related persons and the acquisition of additional shares of the Corporation by the Fortuna Group provided the Fortuna Group's percentage ownership of the Corporation did not exceed 50%. On May 17, 1996, the Board approved a resolution which has the effect of making the Ohio Interested Shareholders Transaction Law inapplicable to any future acquisition of shares of the Corporation by the Fortuna Group.

     (b) Control Bid Provisions of the Ohio Securities Act.

     Ohio law further requires that any offeror making a control bid for any securities of a "subject company" pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide whether it will suspend the bid under the statute within three calendar days. If it does so, it must initiate hearings on the suspension within 10 calendar days of the suspension date and make a determination of whether to maintain the suspension, within 16 calendar days of the suspension date. For this purpose, a "control bid" is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the offeror acquiring 10% or more of the outstanding shares of such company. A "subject company" includes any company with both (a) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of at least $1,000,000 and (b) more than 10% of its record or beneficial equity security holders are resident in Ohio, more than 10% of its equity securities are owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders are resident in Ohio.

ANTI-TAKEOVER PROVISIONS OF THE CORPORATION'S ARTICLES AND REGULATIONS

     The Board of Directors of the Corporation is divided into two classes of directors, with one class elected at each annual meeting of shareholders for a two-year term. Directors may be removed from office without cause by the affirmative vote of holders of two-thirds of the Corporation's outstanding common shares. Except for the foregoing provisions, the Board of Directors of the Corporation believes that there are no provisions of the Articles of Incorporation or Regulations of the Corporation which might discourage a potential acquiror from seeking control of the Corporation.

     At the meeting, shareholders will vote on the following resolution:

          RESOLVED, that the Regulations of the Corporation be, and they are hereby, amended by the addition thereto of Article XI as follows:

                                   ARTICLE XI

                     OHIO CONTROL SHARE ACQUISITION STATUTE

               The provisions of Section 1701.831 of the Ohio
               Revised Code requiring shareholder approval of control share acquisitions, as defined in Section
               1701.01(Z)(1) of such Code, shall not be applicable to the Corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

     The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee. The Board of Directors has appointed Deloitte & Touche as independent public accountants for the Corporation for the year ending March 31, 1997.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by officers and employees of the Corporation, personally or by telephone and telegram, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses. The Corporation has also engaged Beacon Hill Partners, Inc. at a fee of $3,000 to assist in the solicitation of proxies from such institutions.

                             SHAREHOLDER PROPOSALS

     A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 1997 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 6 North Main Street Suite 500, Dayton, Ohio 45402-1900, Attention: Secretary, on or before February 15, 1997 in order to be eligible for such inclusion.

                                            By order of the Board of Directors.

                                            JAMES J. MULLIGAN
                                            Secretary

Dayton, Ohio
June 14, 1996

                                      PROXY
                            KRUG INTERNATIONAL CORP.
                  ANNUAL MEETING OF SHAREHOLDERS, JULY 16, 1996


The undersigned holder(s) of Common Shares of KRUG International Corp., an Ohio corporation (the "Corporation"), hereby appoints C. L. HASLEM and ROBERT M. THORNTON, JR., and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, July 16, 1996, at 10:00 a.m., and at any and all adjournments of said meeting, as follows:

1.           ELECTION OF DIRECTORS.

             ___ FOR all nominees listed below (except as marked to the contrary below).

             ___ WITHHOLD AUTHORITY to vote for all nominees listed below.

             INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
             INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
             NAME BELOW.

             W. E. Greenhalgh, Karen Beth Brenner and Bernee D.L. Strom

2. An amendment to the Corporation's Regulations making the Ohio Control Share Acquisition Statute inapplicable to the Corporation.

                   /  / FOR         /  / AGAINST       /  / ABSTAIN

3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Receipt is acknowledged of Notice of the above meeting, the Proxy Statement relating thereto and the Annual Report to Shareholders for the fiscal year ended March 31, 1996.

                                          Dated  _____________________, 1996

                                          ----------------------------------

                                          ----------------------------------
                                                    (Signatures)

                                          Shareholders should date this proxy
                                          and sign here exactly as name appears
                                          at left. If stock is held jointly,
                                          both owners should sign this proxy.
                                          Executors, administrators, trustees,
                                          guardians and others signing in a
                                          representative capacity should
                                          indicate the capacity in which they
                                          sign.


                      PLEASE MARK, SIGN, DATE AND MAIL THIS
                     CARD PROMPTLY IN THE ENCLOSED ENVELOPE




                                       -2-